Exhibit 99.4
Attachment to Form 3 in accordance with instruction 5(b)(v)
FORM 3 JOINT FILER INFORMATION

Name and Address:	Third Point Partners Qualified L.P.
c/o Third Point LLC
390 Park Avenue
New York, NY 10022

Date of Event Requiring Statement	March 29, 2012
Issuer and Ticker Symbol	Enphase Energy, Inc. [ENPH]
Relationship of the Issuer	10% Owner
Designated Filer	Third Point LLC

TABLE I INFORMATION

None.

TABLE II INFORMATION

Title of Derivative Security:	Series B
Convertible Preferred Stock
Date Exercisable:	See Footnote (1) to the Form 3
Expiration Date:	See Footnote (1) to the Form 3
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	117,162
Conversion or Exercise Price:	See Footnote (1) to the Form 3
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	Series C
Convertible Preferred Stock
Date Exercisable:	See Footnote (2) to the Form 3
Expiration Date:	See Footnote (2) to the Form 3
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	195,333
Conversion or Exercise Price:	See Footnote (2) to the Form 3
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	Series D
Convertible Preferred Stock
Date Exercisable:	See Footnote (3) to the Form 3
Expiration Date:	See Footnote (3) to the Form 3
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	169,384
Conversion or Exercise Price:	See Footnote (3) to the Form 3
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	Series E
Convertible Preferred Stock
Date Exercisable:	See Footnote (3) to the Form 3
Expiration Date:	See Footnote (3) to the Form 3
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	86,065
Conversion or Exercise Price:	See Footnote (3) to the Form 3
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	9% Junior Convertible Secured Notes due 2014
Date Exercisable:	See Footnote (4) to the Form 3
Expiration Date:	See Footnote (4) to the Form 3
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	83,472
Conversion or Exercise Price:	See Footnote (4) to the Form 3
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	Common Stock Warrants
Date Exercisable:	See Footnote (5) to the Form 3
Expiration Date:	06/14/16
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	6,544
Conversion or Exercise Price:	$5.27
Ownership Form:	D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:	Common Stock Warrants
Date Exercisable:	See Footnote (5) to the Form 3
Expiration Date:	11/16/16
Title of Underlying Securities:	Common Stock
Amount or Number of Shares:	4,931
Conversion or Exercise Price:	$5.27
Ownership Form:	D
Nature of Indirect Beneficial Ownership